                                                                   Exhibit 13(b)

Lincoln - VA III (SEC, subacct inception date)

----------------------------------------------------------------------------------------------------
                                          One Quarter
----------------------------------------------------------------------------------------------------
                   Small Cap   Index   Growth II   Balanced   Growth I    Asst. Mgr.   Equity Income
----------------------------------------------------------------------------------------------------
Fund Value         $942.15
----------------------------------------------------------------------------------------------------
Fee                  $0.57
----------------------------------------------------------------------------------------------------
Surr Charge          $0.00
Final Value        $941.58
Cumulative Return   -5.842%
Annualized Return  -21.398%
----------------------------------------------------------------------------------------------------

Calculation of Previous Quarter's Return

Final Value Quarter One = 1,000 * (31-Dec-97 Unit Value/30-Sep-97 Unit Value) - Annual Fee - Surrender Charge
Cumulative Return = Final Value Quarter One/1,000 - 1
Annualized Return = (Final Value Quarter One/1,000) * 4 - 1
----------------------------------------------------------------------------------------------------
Date               Small Cap   Index   Growth II   Balanced   Growth I    Asst. Mgr.   Equity Income
----------------------------------------------------------------------------------------------------
      09/30/97     18.714800
----------------------------------------------------------------------------------------------------
      12/31/97     17.632200
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                       Year To Date
----------------------------------------------------------------------------------------------------
                   Small Cap   Index   Growth II   Balanced   Growth I    Asst. Mgr.   Equity Income
----------------------------------------------------------------------------------------------------
Fund Value         $1,153.48
                   ---------------------------------------------------------------------------------
Fee                    $0.57
----------------------------------------------------------------------------------------------------
Surr Charge            $0.00
                   ---------------------------------------------------------------------------------
Final Value          $941.58
                   ---------------------------------------------------------------------------------
Annualized Return     -5.842%
----------------------------------------------------------------------------------------------------

Calculation of Year to Date Return

Final Value Year to Date = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit Value) - Annual Fee - Surrender Charge
Annualized Return = Final Value Year to Date/1,000 - 1

----------------------------------------------------------------------------------------------------
Date               Small Cap   Index   Growth II   Balanced   Growth I    Asst. Mgr.   Equity Income
----------------------------------------------------------------------------------------------------
      12/31/96     15.286100
----------------------------------------------------------------------------------------------------
      12/31/97     17.632200
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Separate Account L - Standardized 1 Year Returns

One Year Returns Period Ending 12/31/97

----------------------------------------------------------------------------------------------------
                   Small Cap   Index   Growth II   Balanced   Growth I    Asst. Mgr.   Equity Income
----------------------------------------------------------------------------------------------------
Fund Value         $1,153.48
                   ---------------------------------------------------------------------------------
Fee                    $0.63
----------------------------------------------------------------------------------------------------
Surr Charge            $0.00
                   ---------------------------------------------------------------------------------
Final Value        $1,152.85
                   ---------------------------------------------------------------------------------
Annualized Return     15.285%
----------------------------------------------------------------------------------------------------

Calculation of Annual Return

Final Value = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit Value) - Annual Fee - Surrender Charge
Annualized Return = Final Value/1,000 - 1

----------------------------------------------------------------------------------------------------------------------
Date                    Small Cap     Index    Growth II     Balanced      Growth I     Asst. Mgr.      Equity Income
----------------------------------------------------------------------------------------------------------------------
              12/31/96  15.286100
----------------------------------------------------------------------------------------------------------------------
              12/31/97  17.632200
----------------------------------------------------------------------------------------------------------------------
======================================================================================================================


======================================================================================================================
Separate Account L - Standardized Lifetime Returns
                                                             Lifetime
----------------------------------------------------------------------------------------------------------------------
                        Small Cap     Index    Growth II     Balanced      Growth I     Asst. Mgr.      Equity Income
----------------------------------------------------------------------------------------------------------------------
Two Years Prior         $1,018.94
                      ------------------------------------------------------------------------------------------------
Fee                         $0.56
                      ------------------------------------------------------------------------------------------------
Final Value             $1,018.38
----------------------------------------------------------------------------------------------------------------------
One Year Prior          $1,174.69
                      ------------------------------------------------------------------------------------------------
Fee                         $0.58
                      ------------------------------------------------------------------------------------------------
Period (Years)               1.26
----------------------------------------------------------------------------------------------------------------------
Surr Charge                 $0.00
                      ------------------------------------------------------------------------------------------------
Final Value             $1,174.11
                      ------------------------------------------------------------------------------------------------
Cumulative Return         17.411%
                      ------------------------------------------------------------------------------------------------
Annualized Return         13.551%
----------------------------------------------------------------------------------------------------------------------
Calculation of Lifetime Return

Final Value Year One = 1,000 * (31-Dec-96 Unit Value/ 26-Sep-96 Unit Value) - Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-97 Unit Value/ 31-Dec-96 Unit Value) - Annual Fee Year Two - Surrender
Cumulative Return = (Final Value for Last Year/1000) - 1
Annualized Return = (Final Value for Last Year/1,000) _ (1/Period) -  1

----------------------------------------------------------------------------------------------------------------------
Date                    Small Cap     Index    Growth II     Balanced      Growth I     Asst. Mgr.      Equity Income
----------------------------------------------------------------------------------------------------------------------
Inception Date           09/26/96
----------------------------------------------------------------------------------------------------------------------
Inception Date Unit
 Value                  14.853500
----------------------------------------------------------------------------------------------------------------------
              12/31/96  15.286100
----------------------------------------------------------------------------------------------------------------------
              12/31/97  17.632200
----------------------------------------------------------------------------------------------------------------------
======================================================================================================================